Summary prospectus October 1, 2013

TIAA-CREF Lifestyle Moderate Fund

of the TIAA-CREF Funds

Class Ticker: Retail TSMLX Retirement TSMTX Premier TSMPX Institutional TSIMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/ls_pro. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated October 1, 2013, as subsequently supplemented, and the sections of the Fund’s shareholder report dated May 31, 2013 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF Lifestyle Moderate Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses	0.62%	0.82%	0.58%	0.59%
Acquired Fund Fees and Expenses[1]	0.44%	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.41%	1.36%	1.27%	1.13%
Waivers and Expense Reimbursements[2]	(0.48)%	(0.57)%	(0.58)%	(0.59)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%	0.79%	0.69%	0.54%

1

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.49% of average daily net assets for Retail Class shares; (ii) 0.35% of average daily net assets for Retirement Class shares; (iii) 0.25% of average daily net assets for Premier Class shares; and (iv) 0.10% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2014, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement agreement will remain in place through September 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$95	$81	$70	$55
3 Years	$399	$375	$345	$301
5 Years	$725	$690	$641	$565
10 Years	$1,649	$1,585	$1,483	$1,322

2     Summary Prospectus  ■  TIAA-CREF Lifestyle Moderate Fund

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period ended May 31, 2013, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of the Trust and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). The Fund is designed for investors seeking long-term total return, consisting of capital appreciation and current income, through a relatively stable asset allocation strategy targeting a moderate risk-return profile. The Fund generally seeks to meet its investment objective by investing: (1) approximately 60% of its assets in equity Underlying Funds and (2) approximately 40% of its assets in fixed-income Underlying Funds. The Fund may deviate from these target allocations by up to 10% depending upon current market conditions and outlook.

The Underlying Fund allocation targets generally represent targets for investments in equity and fixed-income asset classes. Within the equity and fixed-income asset classes, the Fund allocates its investments to particular market sectors (which may include U.S. equity, international equity, fixed-income and short-term fixed-income) represented by various Underlying Funds. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the domestic and foreign equity markets, as well as overall financial and economic conditions. The Fund might sometimes be more heavily weighted toward equities or fixed-income than otherwise targeted, if the portfolio managers believe market conditions warrant. For example, the Fund might increase its holdings in fixed-income Underlying Funds in periods when the portfolio managers believe the equity markets will decline. The market sector allocations and Underlying Fund allocations may also be changed over time by the portfolio managers, including the addition and removal of market sectors and Underlying Funds in which the Fund invests in light of the Fund’s desired level of risk and potential return at a particular time as evaluated by the portfolio managers based on a mix of qualitative and quantitative factors. The portfolio managers may also opportunistically purchase other Funds or other investment pools or investment products, based on the portfolio managers’ evaluation of the market sectors and/or Underlying Funds without prior notice to shareholders.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities.

TIAA-CREF Lifestyle Moderate Fund  ■  Summary Prospectus     3

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Fund may invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector as of June 30, 2013, are listed in the chart below. These allocations may change over time. Underlying Fund allocations in particular may change from year to year.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
EQUITY	59.92%	U.S. Equity	41.44%	● Large-Cap Value Fund	10.77%
				● Large-Cap Growth Fund	9.97%
				● Growth & Income Fund	8.81%
				● Enhanced Large-Cap Value Index Fund	3.81%
				● Enhanced Large-Cap Growth Index Fund	3.48%
				● Small-Cap Equity Fund	3.28%
				● Mid-Cap Value Fund	0.72%
				● Mid-Cap Growth Fund	0.60%
		International Equity	18.48%	● International Equity Fund	8.04%
				● Enhanced International Equity Index Fund	4.53%
				● Emerging Markets Equity Fund	4.01%
				● International Opportunities Fund	1.60%
				● Global Natural Resources Fund	0.30%
FIXED-INCOME	40.08%	Fixed-Income	40.07%	● Bond Plus Fund	38.06%
				● High-Yield Fund	2.01%
		Short-Term Fixed-Income	0.01%	● Money Market Fund	0.01%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

4     Summary Prospectus  ■  TIAA-CREF Lifestyle Moderate Fund

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, such as style risk, capitalization risk, and foreign investment risk, among others, as well as risks related to the equity markets in general.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include credit risk, interest rate risk, and market volatility, liquidity and valuation risk, among others.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the period covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional, Retail, Retirement and Premier Classes over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for the Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

TIAA-CREF Lifestyle Moderate Fund  ■  Summary Prospectus     5

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

Lifestyle Moderate Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2013, was 4.74%.

Best quarter: 9.36%, for the quarter ended March 31, 2012. Worst quarter: -2.27%, for the quarter ended June 30, 2012.

6     Summary Prospectus  ■  TIAA-CREF Lifestyle Moderate Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Since Inception
Institutional Class	12/9/2011
Return Before Taxes		15.12%	13.97%
Return After Taxes on Distributions		14.35%	13.21%
Return After Taxes on Distributions and Sale of
Fund Shares		10.02%	11.52%
Retail Class	12/9/2011
Return Before Taxes		14.81%	13.64%
Retirement Class	12/9/2011
Return Before Taxes		14.86%	13.71%
Premier Class	12/9/2011
Return Before Taxes		14.97%	13.81%
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		16.42%	15.60%†
Lifestyle Moderate Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		11.72%	11.19%†
Current performance of the Fund’s shares may be higher or lower than that shown above.
†		Performance is calculated from the inception date of the Institutional Class.
‡

As of the close of business on December 31, 2012, the Lifestyle Moderate Fund Composite Index consisted of: 42.0% Russell 3000 Index; 40.0% Barclays U.S. Aggregate Bond Index; and 18.0% MSCI All Country World Index ex-USA. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2011

Purchase and sale of Fund shares

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for

TIAA-CREF Lifestyle Moderate Fund  ■  Summary Prospectus     7

purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8     Summary Prospectus  ■  TIAA-CREF Lifestyle Moderate Fund

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  A13222 (10/13)